--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------



                                                               November 30, 1997



Dear Trust Shareholder:

      U.S. fixed income investors have been rewarded with solid total returns over the past twelve months, as moderate economic growth and low inflation drove Treasury yields below year-end 1996 levels by October 31, 1997.

      The economy has shown some signs of slowing, which BlackRock expects may persist as early indicators suggest that holiday spending may be tepid. We do not see immediate signs of inflationary pressure nor do we anticipate an imminent change in monetary policy by the Federal Reserve. Our long-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of slower economic growth, low inflation and declining Treasury borrowing.

      This report contains detailed market and portfolio strategy commentary by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust and wish you a successful new year.



Sincerely,


/s/ Laurence D. Fink                       /s/ Ralph L. Schlosstein
--------------------                       ------------------------
Laurence D. Fink                           Ralph L. Schlosstein
Chairman                                   President

                                                               November 30, 1997

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock North American Government Income Trust Inc. ("the Trust") for the fiscal year ended October 31, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments in the United States and Canada and discuss recent portfolio management activity.

      The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNA". The Trust's investment objective is to provide high monthly income consistent with the preservation of capital. The Trust seeks this objective by investing in Canadian and U.S. dollar-denominated investment grade fixed income securities, with at least 65% of the Trust's assets to be Canadian dollar-denominated securities (primarily Canadian provincial debt, Canadian Treasury securities and Canadian mortgage-backed securities). The U.S. portion of the portfolio is expected to consist primarily of mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" Moody's at the time of purchase or be issued or guaranteed by the Canadian or U.S.
governments or their agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:


                              ---------------------------------------------------------
                              10/31/97    10/31/96      Change       High         Low
---------------------------------------------------------------------------------------
STOCK PRICE                   $10.5625     $10.125       4.32%      $10.75      $9.625
---------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)          $12.47      $12.33        1.14%      $12.64      $11.68
---------------------------------------------------------------------------------------
CURRENCY EXCHANGE RATE         $0.7095     $0.7462      (4.92%)     $0.7517     $0.7095
---------------------------------------------------------------------------------------

THE CANADIAN AND U.S. FIXED INCOME MARKETS

      Canadian bond yields declined during the twelve months ended October 31, 1997, outperforming their U.S. counterparts. The Canadian economy staged a broad based recovery througout 1997, with strength in both domestic demand and exports. Despite the stronger economic growth, inflationary pressures remained subdued, with the Consumer Price Index (a widely followed inflationary measure) averaging less than 2%, comfortably in the lower end of the Bank of Canada's 1-3% target zone. The Canadian dollar was generally weaker over the fiscal year despite the positive fundamental conditions. The Bank of Canada ended its dramatic easing of monetary policy (lowering of short term interest rates) in November 1996 and subsequently began tightening policy to help defend the currency. The yield of the 10-year Canadian Government security declined 93 basis points (0.93%) over the twelve month period, beginning at 6.43% on October 31, 1996 and ending October 1997 at 5.50%.

      In the U.S. bond market, the first half of the Trust's fiscal year was characterized by increased concern over potential inflationary pressures. Treasury yields rose between mid-December 1996 and mid-April 1997, as economic data indicated a very strong economy. In an effort to subdue this growth and pre-emptively fight inflation, the Federal Reserve raised the Federal funds rate by 25 basis points (1/4%) to 5.50% at their March 25 FOMC policy meeting. During the second quarter, however, signs of more moderate economic growth began to appear which soothed investor fears over inflation. Accordingly, the Federal Reserve left interest rates unchanged at their May 20, July 2 and September 30 policy meetings.

      U.S. Treasury yields reflected investor expectations of Federal Reserve policy activity. The yield of the 10-year note rose from a period low of 6.04% in late November 1996 to 6.98% in mid-April 1997 in anticipation of a Federal funds rate increase. As economic data softened, the yield of the 10-year fell over 100 basis points from 6.98% to close at 5.83% on October 31, 1997. For the 12 month period ended October 31, 1997, the 10-year Treasury rallied, posting a net decline of

51 basis points (0.51%). During the period, mortgage-backed securities (MBS), as measured by the Lehman Mortgage Index, modestly outperformed the broader investment grade domestic bond market (represented by the Lehman Aggregate Index) on a total return basis by 9.12% vs. 8.89%. Demand for mortgage securities was largely concentrated in the first half of 1997, when MBS decisively outperformed Treasuries due to low interest rate volatility and relatively stable mortgage prepayment activity. Recently, MBS have fallen out of favor, as declining interest rates have heightened prepayment fears and increased interest rate volatility has had a negative impact on valuations of mortgage securities.

The Trust's Portfolio and Investment Strategy

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The total portfolio's duration (or interest rate sensitivity) is managed to approximate the duration of the U.S. 10-year Treasury; this means that for given a change in interest rates, the movement in the Trust's NAV can be expected to approximate the price movement of the 10-year Treasury note. The Trust's Canadian and U.S. holdings are managed as two separate portfolios. The Trust's Canadian exposure has generally remained between 65% and 75% of the portfolio's assets; however, this allocation may be adjusted in relation to BlackRock's views and expectations regarding interest rates and changes in the currency exchange rates between the U.S. and Canadian dollar. The following chart compares the Trust's current and October 31, 1996 asset composition.

                --------------------------------------------------------------------------
                COMPOSITION                           OCTOBER 31, 1997    OCTOBER 31, 1996
                --------------------------------------------------------------------------
                Canadian Portfolio Allocation                65%                 76%
                --------------------------------------------------------------------------
                Canadian Government Securities               17%                 15%
                --------------------------------------------------------------------------
                Canadian Corporate Bonds                     15%                  --
                --------------------------------------------------------------------------
                Ontario                                       8%                 19%
                --------------------------------------------------------------------------
                Canadian Mortgages                            5%                  8%
                --------------------------------------------------------------------------
                Quebec                                        4%                  7%
                --------------------------------------------------------------------------
                New Brunswick                                 4%                  5%
                --------------------------------------------------------------------------
                Saskatchewan                                  3%                  6%
                --------------------------------------------------------------------------
                New Foundland                                 3%                  3%
                --------------------------------------------------------------------------
                Nova Scotia                                   2%                  2%
                --------------------------------------------------------------------------
                Prince Edward Island                          2%                  2%
                --------------------------------------------------------------------------
                British Columbia                              1%                  6%
                --------------------------------------------------------------------------
                Manitoba                                      1%                  3%
                ==========================================================================
                U.S. PORTFOLIO ALLOCATION                    35%                 24%
                --------------------------------------------------------------------------
                U.S. Government Securities                    9%                  --
                --------------------------------------------------------------------------
                Stripped Mortgage-Backed Securities           7%                  5%
                --------------------------------------------------------------------------
                FHA Project Loans                             5%                  7%
                --------------------------------------------------------------------------
                Adjustable Rate Mortgage Securities           5%                  1%
                --------------------------------------------------------------------------
                Agency Multiple Class Mortgage
                  Pass-Throughs                               4%                  4%
                --------------------------------------------------------------------------
                Non-Agency Multiple Class Mortgage
                  Pass-Throughs                               3%                  3%
                --------------------------------------------------------------------------
                Agency Mortgage Pass-Throughs                 2%                  4%
                --------------------------------------------------------------------------



      During the past twelve months, the Portfolio's allocation to Canadian bonds has been reduced from 76% on October 31, 1996 to 65% on October 31, 1997. This reallocation away from Canadian securities into U.S. bonds was largely based on the relative attractiveness of the U.S. market. During the year, Canadian bond yields, which historically have been higher than U.S. yields, "traded through' U.S. yields. Simply put, investors were now offered a yield premium to own U.S. securities.

Accordingly, the Portfolio sold Canadian bonds and redeployed most of the proceeds into U.S. Treasuries. Within the Canadian portion of the portfolio, the Trust initiated a position in corporate bonds, which offered attractive yields relative to Canadian Government or Provincial securities. In fact, Provincial bond prices rose high enough to reduce yields to below corporate levels. Overall, the Trust's exposure to the Canadian Provincial market was reduced from 53% to 28%.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock North American Government Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely


/s/ Robert S. Kapito                       /s/ Michael P. Lustig
--------------------                       ---------------------
Robert S. Kapito                           Michael P. Lustig

Vice Chairman and Portfolio Manager        Principal and Portfolio Manager
BlackRock Financial Management, Inc.       BlackRock Financial Management, Inc.




---------------------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
---------------------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                               BNA
---------------------------------------------------------------------------------------------
  Initial Offering Date:                                                    December 20, 1991
---------------------------------------------------------------------------------------------
  Closing Stock Price as of October 31, 1997:                                   $10.5625
---------------------------------------------------------------------------------------------
  Net Asset Value as of October 31, 1997:                                        $12.47
 ---------------------------------------------------------------------------------------------
  Yield on Closing Stock Price as of October 31, 1997 ($10.5625)1:                7.95%
---------------------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                                        $0.07
---------------------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:                                     $0.84
---------------------------------------------------------------------------------------------




1 Yield on Closing Stock Price is  calculated by dividing the current annualized distribution per share by the closing stock price per share. 2 The distribution is not constant and is subject to change.

-------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997

-------------------------------------------------------------------------------
           PRINCIPAL
RATINGS*     AMOUNT                                                   VALUE
(UNAUDITED)   000)          DESCRIPTION                              (NOTE 1)
-------------------------------------------------------------------------------

                     LONG-TERM INVESTMENTS--142.1%
                     UNITED STATES SECURITIES--49.9%
                     MORTGAGE PASS-THROUGHS--11.4%
                     Federal Home Loan Mortgage
                      Corporation,
          $ 9,383     6.50%, 03/01/26 ............................... $ 9,237,010
                     Federal Housing Administration,
                      GMAC
            2,202     Series 37, 7.43%, 05/01/22 ....................   2,266,864
            1,347     Series 44, 7.43%, 08/01/22 ....................   1,391,807
            1,673     Series 59, 7.43%, 07/01/21 ....................   1,717,464
              733     Series 65, 7.43%, 02/01/23 ....................     751,629
                      Merrill,
            2,978     Series 29, 7.43%, 10/01/20 ....................   3,054,478
           24,882     Series 42, 7.43%, 09/01/22 ....................  25,430,799
            2,271     Reilly, Series B-11, 7.40%, 04/01/21 ..........   2,331,888
                      Westmore Project 8240,
            2,339      7.25%, 04/01/21 ...............................  2,390,824
                     Government National Mortgage
                      Association,
            2,468     8.00%, 04/15/24 - 11/15/25 ....................   2,562,000
              440    Overseas Private Investment
                      Corporation, 6.84%, 05/29/12 ..................     443,575
                                                                      -----------
                                                                       51,578,338
                                                                      -----------
                     MULTIPLE CLASS MORTGAGE
                     PASS-THROUGHS--17.0%
AAA        14,966    Community Program Loan Trust,
                      Collateralized Mortgage Obligation,
                      Series 1987-A, Class A4, 10/01/18 .............  13,418,239
                     Countrywide Funding Corporation,
Aaa         3,240    Series 1993- 7, Class 7-AS3,
                       11/25/23 .....................................   3,132,959
AAA         1,696    Series 1993-10, Class 10-A8,
                       01/25/24 (ARM) ...............................   1,547,306
                     Federal Home Loan Mortgage
                      Corporation, Multiclass Mortgage
                      Participation Certificates,
            7,500++   Series 1104, Class 1104-L,
                       06/15/21 .....................................   8,090,625
           11,679     Series 1353, Class 1353-S,
                       08/15/07 (ARM) ...............................   1,397,882
            5,951     Series 1379, Class 1379-P,
                       08/15/18 (I) .................................     622,906
            1,781     Series 1577, Class 1577-SG,
                       10/15/22 (ARM) ...............................   1,476,942
            1,225     Series 1590, Class 1590-T,
                       10/15/23 (ARM) ...............................     745,959
            1,406     Series 1609, Class 1609-LN,
                       11/15/23 (ARM) ...............................   1,243,170
            6,298     Series 1673, Class 1673-SC,
                       10/15/22 (ARM) ...............................   5,164,633
            5,815     Series 1675, Class 1675-SC,
                       02/15/24 (ARM) ...............................   5,702,503
                     Federal National Mortgage Association,
                      REMIC Pass-Though Certificates,
            6,943      Trust 1989-90, Class 90-E,
                       12/25/19 .....................................   7,482,145
            1,390      Trust G1993-27, Class 27-SE,
                       08/25/23 (ARM) ...............................     780,739
            1,070      Trust 1993-44, Class 44-K,
                       10/25/22 .....................................   1,069,877
            1,233      Trust 1993-120, Class 120-SN,
                       07/25/23 (ARM) ...............................   1,065,793
              760      Trust 1993-139, Class 139-SY,
                       08/25/23 (ARM) ...............................     685,583
            1,889      Trust 1993-183, Class 183-SE,
                       10/25/23 (ARM) ...............................   1,648,222
            2,429      Trust 1993-189, Class 189-SB,
                       10/25/23 (ARM) ...............................   1,864,168
            2,328      Trust 1993-201, Class 201-SC,
                       10/25/23 (ARM) ...............................   1,855,322
            3,264      Trust 1993-210, Class 210-A,
                       01/25/23 .....................................   3,080,365
            3,351      Trust 1993-224, Class 224-SE,
                       11/25/23 (ARM) ...............................   2,708,601
            1,749      Trust 1993-256, Class 256-F,
                       11/25/23 (ARM) ...............................   1,634,370
            4,550      Trust 1994-59, Class 59-SB,
                       03/25/24 (ARM) ...............................   2,713,212
            4,764      Trust 1995-10, Class 10-B,
                       03/25/24 .....................................   4,561,023
            2,100      Trust 1996-14, Class 14-M,
                       10/25/21 .....................................   1,779,750
            3,673      Trust 1997-30, Class 30-I,
                       01/25/23 (I) .................................   1,033,139
                                                                      -----------
                                                                       76,505,433
                                                                      -----------
                     COMMERCIAL MORTGAGE-BACKED
                     SECURITIES--0.4%
AAA         8,977     Credit Suisse First Boston,
                      Mortgage Corporation
                       Trust 1997-C1, Class C1-AX, 144A,
                       6/20/29 ......................................   1,033,741
AAA         6,160     Morgan Stanley Capital 1 Incorporated,
                       Trust 1997-HF1, Class HF1-X, 144A,
                       6/15/17 ......................................     604,456
                                                                      -----------
                                                                        1,638,197
                                                                      -----------

See Notes to Financial Statements.

-------------------------------------------------------------------------------
           PRINCIPAL
RATINGS*     AMOUNT                                                   VALUE
(UNAUDITED)   000)          DESCRIPTION                              (NOTE 1)
-------------------------------------------------------------------------------
                     STRIPPED MORTGAGE-BACKED
                     SECURITIES--9.4%
                     Federal Home Loan Mortgage
                      Corporation,
       $ 7,602       Series 1254, Class 1254-Z,
                       4/15/22 (I/O) ................................ $ 2,114,582
         7,500       Series 1434, Class1434-M,
                       12/15/22 (I/O) ...............................   4,232,903
         4,573       Series 1506, Class 1506-L,
                       5/15/08 (I/O) ................................     982,870
         4,677       Series 1570, Class 1570-C,
                       8/15/23 (P/O) ................................   2,806,560
         5,620       Series 1571, Class 1571-E,
                       8/15/23 (P/O) ................................   3,139,938
         6,820       Series 1850, Class 1850-SA,
                       2/15/24 (I/O) ................................   1,146,617
         1,912       Series 1857, Class 1857-PB 1,
                       12/15/08 (P/O) ...............................   1,663,498
         5,000       Series 1900, Class 1900-SV,
                       8/15/08 (I/O) ................................   1,046,450
        21,102       Series 1965, Class 1965-SA,
                       3/15/24 (I/O) ................................   3,152,079
        42,333       Series 1968, Class 1968-S,
                       10/15/26 (I/O) ...............................   2,255,529
         7,000       Series 2002, Class 2002-HJ,
                       10/15/08 (I/O) ...............................   1,085,000
                     Federal National Mortgage Association,
                      REMIC Pass-Though Certificates,
         3,829@@      Trust 116, Class 2,
                       1/01/17 (I/O) ................................   1,078,136
         9,754        Trust G-233, Class 2,
                       8/01/23 (I/O) ................................   2,953,439
         2,456        Trust 267, Class 1, 10/01/24 (P/O) ............   1,958,418
         4,415+       Trust 274, Class 1, 10/01/25 P/O) .............   3,555,118
           911        Trust 280, Class 1, 1/01/26 (P/O) .............     736,317
         2,000        Trust G1992-5, Class 5-E,
                       1/25/22 (I/O) ................................     858,632
         2,613        Trust 1994-22, Class 22-E,
                       1/25/24 (P/O) ................................   1,939,457
         7,500        Trust 1995-26, Class 26-SW,
                       2/25/24 (I/O) ................................   1,342,969
         3,321        Trust 1996-38, Class 38-E,
                       8/15/23 (P/O) ................................   1,804,528
         1,000        Trust 1996-44, Class 44-B,
                       6/25/23 (P/O) ................................     772,500
        10,224        Trust 1997-65, Class 65-SG,
                       6/25/23 (I/O) ................................   1,731,681
Aaa      3,950       G. E. Capital Mortgage Services,
                       Trust 1993-13, Class A2,
                       10/25/08 (I/O) ...............................     218,510
                                                                     ------------
                                                                       42,575,731
                                                                     ------------
                     U.S GOVERNMENT SECURITIES--11.7%
         3,611       Small Business Administration,
                      Series 1996-20 K,
                       6.95%, 11/01/16 ..............................   3,701,918
        13,100       U.S. Treasury Bond,
                      6.625%, 2/15/27 ..............................   13,890,061
                     U.S. Treasury Notes,
         3,350+       6.25%, 6/30/02 ...............................    3,413,851
        10,600++      6.375%, 5/15/00 ..............................   10,768,964
           150        6.50%, 5/31/01 ...............................      153,609
        19,250+       6.625%, 5/15/07 ..............................   20,269,672
           610        7.25%, 8/15/04 ...............................      657,373
                                                                     ------------
                                                                       52,855,448
                                                                     ------------
                     Total United States Securities
                      (cost $213,328,701) ..........................  225,153,147
                                                                     ------------
                     CANADIAN SECURITIES--92.2%
                     CORPORATE BONDS--21.0%
A1      15,000       Bell Canada, 144A, 7.00%, 9/24/27 .............   11,338,631
                     Canadian Imperial Bank Commerce,
Aa3     25,000        8.25%, 2/14/07 ...............................   18,909,426
Aa3      4,500        8.50%, 2/05/07 ...............................    3,554,149
Aa3     15,000       Canadian Imperial Bank, Toronto,
                      8.15%, 4/ 25/06 ..............................   12,255,118
A3      10,000       Credit Foncier De France,
                      8.50%, 3/12/03 ...............................    7,860,837
A1      12,000       Daimler Benz AG,
                      9.50%, 10/30/01 ..............................    9,614,407
A1      10,000       Ford Credit Canada Limited,
                      5.66%, 11/19/01 ..............................    7,169,262
NR      15,000       Loewen Group Incorporated,
                      Series 5, 144A,
                      6.10%, 10/01/02 ..............................   10,619,789
A2      15,000       Transport Canada Pipelines Limited,
                      6.89%, 8/07/28 ...............................   11,049,349
AA       3,500       Vancouver International Airport
                      Authority, Series A,
                      6.55%, 12/07/06 ..............................    2,610,565
                                                                     ------------
                                                                       94,981,533
                                                                     ------------
                     CANADIAN MORTGAGES--6.0%
                     Conduit Mortgage Obligation,
         9,000        6.95%, 9/01/98 ...............................    6,509,650
         7,096        8.25%, 5/01/98 ...............................    5,079,069
        21,332       NHAMortgage Backed Securities
                     Corporation, Household Trust,
                      7.75%, 6/01/99 ...............................   15,706,579
                                                                     ------------
                                                                       27,295,298
                                                                     ------------
                     CANADIAN GOVERNMENT SECURITIES--25.8%
                     Canadian Treasury Notes,
         7,000        5.50%, 2/01/00 ...............................    5,056,033
        60,000+       5.50%, 9/01/02 ...............................   43,432,788
        18,000        7.25%, 6/01/07 ...............................   14,347,798
        15,000        7.50%, 9/01/00 ...............................   11,387,058
        10,000        8.00%, 6/01/27 ...............................    9,023,805
        15,100        9.00%, 12/01/04 ..............................   13,023,060
        20,000+       9.00%, 6/01/25 ...............................   19,867,315
                                                                     ------------
                                                                      116,137,857
                                                                     ------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------
           PRINCIPAL
RATINGS*     AMOUNT                                                   VALUE
(UNAUDITED)   000)          DESCRIPTION                              (NOTE 1)
-------------------------------------------------------------------------------
                     CANADIAN PROVINCIAL SECURITIES--39.4%
                     BRITISH COLUMBIA--2.0%
       $10,000++     British Columbia Province,
                      8.50%, 8/23/13 ...............................  $ 8,894,881
                                                                      -----------
                     MANITOBA--0.6%
         3,000       City of Winnipeg,
                      9.375%, 2/11/13 ..............................    2,770,466
                                                                      -----------
                     NEW BRUNSWICK--5.4%
                      NEW BRUNSWICK PROVINCE,
        13,000        7.625%, 7/14/00 ..............................    9,766,949
        14,600        10.125%, 10/31/11 ............................   14,433,214
                                                                      -----------
                                                                       24,200,163
                                                                      -----------
                     NEWFOUNDLAND--4.6%
        23,000       Newfoundland Province,
                      8.45%, 2/05/26 ...............................   20,617,000
                                                                      -----------
                     NOVA SCOTIA--3.3%
        15,000++     Nova Scotia Province,
                      9.60%, 1/30/22 ...............................   14,793,522
                                                                      -----------
                     ONTARIO--11.6%
        10,000       Hamilton Wentworth Regional
                     Municipality,
                      7.00%, 6/06/01 ...............................    7,577,961
                     Ontario Province,
         8,500        7.50%, 1/19/06 ...............................    6,774,965
        25,000++      8.10%, 9/08/23 ...............................   21,710,363
        10,000        9.75%, 10/29/01 ..............................    8,116,536
        10,000       Toronto Metropolitan Municipality,
                      7.75%, 12/01/05 ..............................    8,058,112
                                                                      -----------
                                                                       52,237,937
                                                                      -----------
                     PRINCE EDWARD ISLAND--2.5%
        13,000++     Prince Edward Island Province,
                      8.50%, 10/27/15 ...............................  11,417,604
                                                                      -----------
                     QUEBEC--5.9%
                     Hydro Quebec,
        18,600        10.25%, 5/15/03 ...............................  13,593,501
         7,250+       10.75%, 3/27/04 ...............................   5,282,080
        10,000       Quebec Province,
                      7.50%, 12/01/03 ...............................   7,827,722
                                                                      -----------
                                                                       26,703,303
                                                                      -----------
                     SASKATCHEWAN--3.5%
        20,000++     Saskatchewan Province,
                      7.50%, 12/19/05 ...............................  15,966,945
                                                                      -----------
                     Total Canadian Securities
                      (cost $403,477,538) ........................... 416,016,498
                                                                      -----------
                     Total Long-Term Investments
                      (cost $616,806,239) ........................... 641,169,645
                                                                      -----------
                     SHORT-TERM INVESTMENTS--0.5%
                     CALL OPTION PURCHASED--0.5%
        80,000       Interest Rate Swap
                      6.20% over 3-month LIBOR
                     Expires 8/13/99
                      (cost $1,194,000) .............................   2,041,600
CONTRACTS #
-----------
                  PUT OPTION PUCHASED--0.0%
           750    U.S. Treasury Note, 6.625%
                   5/31/07 @ 100 expiring 3/19/98
                     (cost $1,119,141) ..............................      95,100
                                                                      -----------
                  Total Short-Term Investments
                     (cost $2,313,141) ..............................   2,136,700
                                                                      -----------
                  Total investments before outstanding
                   call option written and investments
                   sold short - 142.6%
                   (cost $619,119,380) .............................. 643,306,345
                                                                      -----------
                  CALL OPTION  WRITTEN--(0.5%)
      (240,000)    Interest Rate Swap
                   3-month LIBORover 6.10%
                   Expires 2/13/98
                    (premium $571,200) ..............................  (2,080,800)
                                                                      ------------
                  INVESTMENT SOLD SHORT--(4.2%)
       (17,550)    U.S. Treasury Note,
                    7.00%, 7/15/06
                    (cost $18,301,359) .............................. (18,830,624)
                                                                      -----------
                  Total Investments net of
                   outstanding call option written
                   and investment sold
                   short - 137.9% ................................... 622,394,921
                  Liabilities in excess of other
                  assets - (37.9%) ..................................(170,975,822)
                                                                     ------------
                  NET ASSETS--100%                                   $451,419,099
                                                                     ============

-----------------------------------------------------------
                              KEY TO ABBREVIATIONS
  ARM -- Adjustable Rate Mortgage.
  CMO -- Collateralized Mortgage Obligation.
    I -- Denotes a CMO with interest only characteristics.
  I/O -- Interest Only.
  P/O -- Principal Only.
REMIC -- Real Estate Mortgage Investment Conduit.
-----------------------------------------------------------



*  Using the higher of Standard &Poor's or Moody's rating.
#  One contract equals 100,000 face value.
+ (Partial) principal amount pledged as collateral for reverse repurchase agreements.
++ Entire principal amount pledged as collateral for reverse repurchase agreements.
@ (Partial) principal amount pledged as collateral for futures transactions. @@ Entire principal amount pledged as collateral for futures transactions.

See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
-------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $619,119,380) (Note 1)   $ 643,306,345
Canadian dollars, at value (cost $2,259,059) .....       2,259,059
Cash .............................................          81,697
Receivable for investments sold ..................      49,624,799
Deposits with brokers as collateral for
  investments sold short .........................      39,769,217
Interest receivable ..............................      10,171,746
Interest rate caps, at value
  (amortized cost $2,257,660)
   (Notes 1 & 3) .................................       1,246,750
                                                     -------------
                                                       746,459,613
                                                     -------------

LIABILITIES
Reverse repurchase agreements (Note 4) ...........     206,126,069
Payable for investments purchased ................      65,578,336
Investments sold short, at value
   (proceeds $18,301,359) ........................      18,830,624
Call option written, at value
   (premium received $571,200) ...................       2,080,800
Forward currency contracts--amount payable
   to counterparties .............................         711,592
Interest payable .................................         514,408
Advisory fee payable (Note 2) ....................         231,717
Dividends payable ................................         174,494
Due to broker-variation margin ...................          89,363
Administration fee payable (Note 2) ..............          38,619
Other accrued expenses ...........................         664,492
                                                     -------------
                                                       295,040,514
                                                     -------------
NET ASSETS .......................................   $ 451,419,099
                                                     -------------
Net assets were comprised of:
   Common stock, at par (Note 5) .................   $     362,071
   Paid-in capital in excess of par ..............     443,708,250
                                                     -------------
                                                       444,070,321
   Undistributed net investment income ...........       1,469,672
   Accumulated net realized loss on investments ..     (14,607,089)
   Net unrealized appreciation on investments ....      32,616,347
   Accumulated net realized and unrealized
     foreign currency loss .......................     (12,130,152)
                                                     -------------
   Net assets, October 31, 1997 ..................   $ 451,419,099
                                                     =============
Net asset value per share:
   ($451,419,099 / 36,207,093 shares of
   common stock issued and outstanding) ..........          $12.47
                                                            ======


-------------------------------------------------------------------------------
The BlackRock North American
Government Income Trust Inc.
Statement of Operations
Year Ended October 31, 1997
-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
Interest (net of premium amortization of
   $5,832,115 and net of interest expense of
   $7,983,476)                                       $ 36,212,226
                                                     ------------
Expenses
        Investment advisory ...........................      2,648,943
   Administration ................................        441,491
   Reports to shareholders .......................        300,000
   Custodian .....................................        280,000
   Audit .........................................         85,000
   Directors .....................................         82,000
   Transfer agent ................................         30,000
   Miscellaneous .................................        208,032
                                                     ------------
     Total operating expenses ....................      4,075,466
                                                     ------------
   Net investment income .........................     32,136,760
                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS (NOTE 3)
Net realized gain (loss) on:
   Investments ...................................     47,235,808
   Futures .......................................       (976,468)
   Short sales ...................................       (454,721)
   Foreign currency ..............................        477,900
                                                     ------------
                                                       46,282,519
                                                     ------------
Net change in unrealized appreciation
(depreciation) on:
   Investments ...................................    (21,732,480)
   Futures .......................................       (855,385)
   Short sales ...................................       (478,475)
   Written options ...............................     (1,509,600)
   Interest rate caps ............................     (1,010,910)
   Foreign currency ..............................    (17,394,348)
                                                     ------------
                                                      (42,981,198)
                                                     ------------
Net gain on investments and foreign currency
   transactions ..................................      3,301,321
                                                     ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ........................   $ 35,438,081
                                                     ============
See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1997
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
(INCLUDING FOREIGN CURRENCY)
Cash flows provided by operating activities:
   Interest received ...............................   $  51,226,065
Operating expenses paid ............................      (3,804,926)
   Interest expense paid on reverse repurchase
     agreements ....................................      (7,725,802)
   Proceeds from disposition of short-term portfolio
     investments including options, net ............     219,489,249
   Purchases of long-term portfolio investments ....    (754,054,555)
   Proceeds from disposition of long-term
     portfolio investments .........................     535,642,412
Variation margin on futures ........................      (1,925,861)
                                                       -------------
   Net cash flows provided by operating activities .      38,846,582
                                                       -------------
Cash flows used for financing activities:-
   Decrease in reverse repurchase agreements .......     (11,008,652)
   Cash dividends paid .............................     (30,469,173)
                                                       -------------

   Net cash flows used for financing activities ....     (41,477,825)
                                                       -------------
Net realized and unrealized foreign currency loss ..      (1,689,300)
                                                       -------------
Net decrease in cash ...............................      (4,320,543)
Cash at beginning of year ..........................       6,661,299
                                                       -------------
Cash at end of year ................................   $   2,340,756
                                                       =============

RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO
NET CASH FLOWS (INCLUDING FOREIGN
CURRENCY) PROVIDED BY OPERATING ACTIVITIES

Net increase in net assets resulting from operations   $  35,438,081
                                                       -------------
Decrease in investments ...........................      155,826,454
Net realized gain .................................      (46,282,519)
Decrease in unrealized appreciation ...............       42,981,198
Increase in deposits with brokers as
   collateral for investments sold short ..........      (37,216,092)
Decrease in interest receivable ...................          648,592
Increase in receivable for investments sold .......       (6,543,812)
Decrease in receivable for forward
   currency contracts .............................        1,211,698
Decrease in depreciation on mortgage swap .........       (2,771,861)
Decrease in appreciation on Canadian dollar Swap
   spreadlock .....................................           43,976
Increase in interest rate caps ....................       (1,246,750)
Decrease in other assets ..........................            1,659
Decrease in variation margin payable ..............          (94,008)
Decrease in payable for investments purchased .....     (122,058,337)
Increase in payable for securities sold short ......      16,300,949
Increase in interest payable .......................         257,674
Increase in payable for call option ................       2,080,800
Increase in accrued expenses and other liabilities .         268,880
                                                       -------------
   Total adjustments ...............................       3,408,501
                                                       -------------
Net cash flows provided by operating activities ....   $  38,846,582
                                                       =============

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

INCREASE (DECREASE)                                      YEAR         YEAR
IN NET ASSETS                                            ENDED        ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                         1997         1996
                                                     -------------  ------------
Operations:

  Net investment income ....................           $32,136,760  $33,758,567

  Net realized gain on investments,
     futures, short sales
     and foreign currency
     transactions ..........................            46,282,519    9,267,771

  Net change in unrealized
     appreciation/depreciation
     on investments, futures, short
     sales, options and foreign
     currency ............................             (42,981,198)  23,957,473
                                                      ------------  -----------
  Net increase in net
     assets resulting from
     operations .........................               35,438,081   66,983,811

  Dividends and distributions:

   Dividends from net investment
     income .............................              (30,413,427) (10,532,288)

   Return of capital distributions .                        --     (21,352,044)
                                                      ------------  -----------
   Total increase .....................                  5,024,654   35,099,479

  NET ASSETS
     Beginning of year ...............                 446,394,445  411,294,966
                                                      ------------  -----------
     End of year .....................                $451,419,099 $446,394,445
                                                      ============ ============
                                       9
See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               Year Ended October 31,
                                                             --------------------------------------------------------
                                                                1997        1996        1995       1994        1993
                                                                ----        ----        ----       ----        ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .....................      $ 12.33     $ 11.36      $ 10.07    $ 12.34    $ 13.13
                                                             --------    --------     --------   --------   --------
   Net investment income (net of interest expense
     of $.22, $.41, $.35, $.26, and $.20,
     respectively) .....................................          .89         .93          .89       1.09       1.21
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions .....          .09         .92         1.37      (2.28)      (.80)
                                                             --------    --------     --------   --------   --------
Net increase (decrease) from investment operations .....          .98        1.85         2.26      (1.19)       .41
                                                             --------    --------     --------   --------   --------
Less dividends and distributions:
   Dividends from net investment income ................         (.84)       (.29)          --      (1.03)     (1.20)
   Return of capital distributions                                 --        (.59)        (.97)      (.05)        --
                                                             --------    --------     --------   --------    -------
       Total dividends and distributions ...............         (.84)       (.88)        (.97)     (1.08)     (1.20)
                                                             --------    --------     --------   --------   --------
Net asset value, end of year* ..........................      $ 12.47     $ 12.33      $ 11.36    $ 10.07    $ 12.34
                                                             ========    ========     ========   ========   ========
Per share market value, end of year* ...................     $10 9/16     $10 1/8      $10 1/8     $9 1/8    $12 7/8

TOTAL INVESTMENT RETURN ................................       13.23%       9.48%       22.88%    (21.62%)     4.68%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses (a) .................................         .93%        .97%         .96%      1.01%       .98%
Net investment income ..................................        7.30%       8.24%        8.58%      9.92%      9.72%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ......................     $440,465    $409,644     $374,975   $397,651   $452,740
Portfolio turnover .....................................         146%        151%          78%        70%       155%
Net assets, end of year (in thousands) .................     $451,419    $446,394     $411,295   $364,749   $446,614
Reverse repurchase agreements outstanding,
   end of year (in thousands) ..........................     $206,126    $217,135     $202,703   $142,450   $201,122
Asset coverage .........................................     $  3,190    $  3,056     $  3,028   $  3,561   $  3,221

------------------
   * NAV and market value published in The Wall Street Journal each Monday.
 (a) The ratios of operating expenses, including interest expense, to average net assets were 2.74%, 4.63%, 4.34%, 3.36%, and 2.55% for the years indicated  above,  respectively.
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested  at  prices  obtained  under  the Trust's dividend  reinvestment plan.  Total  investment  return  does not  reflect brokerage  commissions.
++   Per  $1,000  of  reverse  repurchase agreement outstanding.

The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING            The  BlackRock North  American  Government  Income
                              Trust Inc., (the "Trust"), a Maryland corporation,
is a non-diversified, closed-end management investment company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific country, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

BASIS OF PRESENTATION: The financial statements of the Trust are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.

SECURITIES VALUATION: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Futures contracts are valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the forward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

   Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust (the Canadian dollar). Forward currency contracts are not meant to be used to eliminate all of the exposure to the Canadian dollar, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the Trust.

FOREIGN CURRENCY TRANSLATION: Canadian dollar ("C$") amounts are translated into United States dollars on the following basis:

    (i) market value of investment securities, other assets and liabilities--at the New York City noon rates of exchange.

    (ii) purchases and sales of investment securities, income and expenses --at the rates of exchange prevailing on the respective dates of such transactions.

   The Trust isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Trust isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

   Net realized and unrealized foreign exchange losses of $16,916,448 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, maturities of reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trust's books and the US dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the Canadian dollar relative to the U.S. dollar.

   The exchange rate for the Canadian dollar at October 31, 1997 was US$.7095 to C$1.00.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss,unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount or amortizes premium on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date.

TAXES: For Federal income tax purposes, substantially all of the Trust's Canadian transactions are accounted for using the Canadian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Canadian dollars into United States dollars are recognized for tax purposes.

   No provision has been made for United States income or excise taxes because it is the Trust's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to
distribute   all  of  its  taxable   income  to   shareholders.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly from net investment income, realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex- dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

DEFERRED ORGANIZATION EXPENSES: A total of $70,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF  CAPITAL  ACCOUNTS:  The  Trust  accounts  for  and  reports
distributions   to  shareholders  in  accordance with the American Institute  of
Certified  Public

Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. For the year ended October 31, 1997 the Trust decreased undistributed net investment income by $253,661, increased accumulated net realized losses on investments by $415,746, and decreased accumulated net realized and unrealized foreign currency losses by $669,407 for realized foreign currency losses incurred during the year ended October 31, 1997. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS                The Trust has an Investment Advisory Agreement
                                  with BlackRock Financial Management, Inc. (the
"Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays for occupancy and provides certain clerical and accounting services to the Trust. The Trust bears all other costs and expenses.

NOTE 3.  PORTFOLIO               Purchases  and  sales of investment securities,
SECURITIES AND                   other  Other   Investments    than   short-term
OTHER INVESTMENTS                ort-C investments,  for the year ended  October
31, 1997  aggregated  $897,114,333  and  $921,106,300, respectively.

   The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments will generally exceed 5% of its portfolio assets. At October 31, 1997, the Trust held 3.81% of its portfolio assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The United States federal income tax basis of the Trust's investments at October 31, 1997 was $605,692,799, and accordingly, net unrealized appreciation for federal income tax purposes was $37,613,546 (gross unrealized appreciation-$41,322,786; gross unrealized depreciation-$3,709,240).

   For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1997 of approximately $16,593,000 of which approximately $6,816,000 will expire in 2002, approximately $5,904,000 will expire in 2003 and approximately $3,873,000 will expire in 2004. Such carryforward is after utilization of approximately $44,533,000 to offset the Trust's net taxable gains recognized in the year ended October 31, 1997. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

 Details of open financial futures contracts at October 31, 1997 are as follows:

                                       VALUE AT     VALUE AT        UNREALIZED
NUMBER OF               EXPIRATION      TRADE     OCTOBER 31,      APPRECIATION/
CONTRACTS     TYPE         DATE         DATE         1997         (DEPRECIATION)
--------      ----      --------      ---------   -----------     -------------
  Short positions:
 288         30 yr.
          U.S. T-Bond   Dec. '97    $ 32,403,767  $34,119,000      $(1,715,234)
  61      Eurodollar    Dec. '97      14,325,230   14,375,413          (50,183)
  56      Eurodollar    Mar. '98      13,142,506   13,194,300          (51,794)
  56      Eurodollar    June '98      13,128,306   13,185,900          (57,794)
  51      Eurodollar    Sep. '98      11,944,636   11,999,025          (54,389)
  51      Eurodollar    Dec. '98      11,929,320   11,986,275          (56,955)
                                                                   -----------
                                                                   $(1,986,349)
                                                                   ===========

   Details  of open  forward  currency  contracts  at  October  31,  1997 are as follows:
                                VALUE AT         VALUE AT            UNREALIZED
SETTLEMENT      CONTRACT      SETTLEMENT        OCTOBER 31,        APPRECIATION/
   DATE        TO RECEIVE        DATE               1997          (DEPRECIATION)
----------     ----------     ----------        -----------       --------------
Purchase:
 11/25/97     C$4,150,000     $ 2,943,242      $ 2,948,291          $   5,049
 11/25/97      15,000,000      10,730,128       10,656,474            (73,654)
 11/25/97      71,500,000      51,438,848       50,795,861           (642,987)
                              -----------      -----------          ----------
                              $65,112,218      $64,400,626          $(711,592)
                              ===========      ===========          ==========

   The Trust entered into two interest rate caps. Under both agreements the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for both agreements. Details of the caps are as follows:

NOTIONAL                                                         VALUE AT
AMOUNT       FLOATING        FIXED   SETTLEMENT   TERMINATION   OCTOBER 31,    TRANSACTION
 (000)          RATE         RATE       DATE         DATE          1997            FEE
------     --------------   -----    ----------   -----------   -----------    -----------
$25,000    3 month LIBOR    6.00%     2/19/97       2/19/02    $  511,250      $  693,443
$50,000    3 month LIBOR    7.00%     4/18/97       4/18/03       735,500       1,564,217
                                                               ----------      ----------
                                                               $1,246,750      $2,257,660
                                                               ==========      ==========


    Details of open swaption agreements at October 31, 1997 are as follows:

                                                                    VALUE
NOTIONAL                                                              AT
 AMOUNT              FIXED     FLOATING   TERMINATION    COST/    OCTOBER 31,
  (000)      TYPE    RATE        RATE        DATE      (PREMIUM)     1997
 ------      ----    -----      ------     --------     -------     ------
Purchased:
  80,000     Call    6.20%   3 month LIBOR   8/13/99   $1,194,000   $ 2,041,600
Written:
 (240,000)   Call    6.10%   3 month LIBOR   2/13/98   $ (571,200)  $(2,080,800)



NOTE 4. BORROWINGS                     REVERSE REPURCHASE AGREEMENTS:  The Trust
                                       enters into reverse repurchase agreements
with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average monthly balance of United States reverse repurchase agreements outstanding during the year ended October 31, 1997 was approximately $49,240,696 at a weighted average interest rate of approximately 5.29%. Also, the average monthly balance of Canadian reverse repurchase agreements outstanding during the year ended October 31, 1997 was approximately C$195,094,437, at a weighted average interest rate of 3.24%.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The average monthly balance of dollar rolls outstanding during the year ended October 31, 1997 was approximately $2,678,886. The maximum amount of dollar rolls outstanding at any month-end during the period was $2,755,375 as of October 31, 1997, which was .4% of total assets.


NOTE 5. CAPITAL               There  are  200  million  shares of $.01 par value
                              common stock authorized. Of the 36,207,093  shares
outstanding at October 31, 1997, the Adviser owned 7,093 shares.

NOTE 6. DISTRIBUTIONS         Subsequent to  October  31,  1997,  the  Board  of
                              Directors  of  the  Trust  declared dividends from
undistributed earnings of $0.07 per share payable November 28, 1997 to shareholders of record on November 14, 1997.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of The BlackRock North American Government Income Trust Inc.:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock North American Government Income Trust Inc. as of October 31, 1997 and the related statements of operations and of cash flows for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the five years then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock North American Government Income Trust Inc. at October 31, 1997 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.







/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP

New York, New York
December 12, 1997

--------------------------------------------------------------------------------
               THE BLACKROCK NORTH AMERICAN GOVERNMENT TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1997.
      During the fiscal year ended October 31, 1997, the Trust paid dividends and distributions of $.84 per share from ordinary income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1997 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.
      For the purpose of preparing your 1997 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1998.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.
      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan.
      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.
      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income taxes that may be payable on such dividends or distributions.
      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or BlackRock Financial Management at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws or in the principal risk factors associated with investment in the Trust.
There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to manage a portfolio of high grade securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to achieve its objective by investing in Canadian and U.S. dollar-denominated securities.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on either the New York or American stock exchanges, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?
The Trust will invest primarily in securities issued or guaranteed by the federal governments of Canada and the United States, their political subdivisions (which include the Canadian provinces) and their agencies and instrumentalities. The Trust's investments will be either government securities or securities rated "BBB" or higher at the time of investment by Standard & Poor's or "A2" by Moody's, or securities which BlackRock deems as of comparable quality. Under current market conditions, it is expected that the percentage of the Trust's assets invested in Canadian dollar-denominated securities will be between 65% and 75%. Examples of types of securities in which the Trust may invest include Canadian and U.S. government or government agency residential mortgage-backed securities, privately issued mortgage-backed securities, Canadian provincial debt securities, U.S. Government securities, commercial mortgage-backed securities, asset-backed securities and other debt securities issued by Canadian and U.S. corporations and other entities. Under current market conditions, BlackRock expects that the primary investments of the Trust to be Canadian mortgage-backed securities, Canadian provincial debt securities, U.S. government securities, securities backed by U.S. government agencies (such as residential mortgage-backed securities), privately issued mortgage-backed securities and commercial mortgage-backed securities.

WHAT IS THE ADVISER'S INVESTMENT  STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the asset of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S.Treasury securities with an average life similar to that of the Trust's assets. In seeking the investment objective, BlackRock actively manages the Trust's assets in relation to market conditions and changes in general economic conditions in Canada and the U.S., including its expectations regarding interest rate changes and changes in currency exchange rates between the U.S. dollar and the Canadian dollar, to attempt to take advantage of favorable investment opportunities in each country. As such, the allocation between Canadian and U.S. securities will change from time to time. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula.

While the Adviser has the opportunity to hedge against currency risks associated with Canadian securities, the Trust is intended to provide exposure to the Canadian marketplace. As a result, historically, currency hedging has not been widely practiced by the Trust. However, BlackRock will attempt to limit interest rate risk by constantly monitoring the duration (or price sensitivity with respect to changes in interest rates) of the Trust's assets so that it is within the range of U.S. Treasury securities with average lives of seven to ten years. In doing so, the Adviser will attempt to locate securities with better predictability of cash flows such as U.S. commercial mortgage-backed securities. In addition, the Canadian mortgage-backed securities in which the Trust invests are not prepayable, contributing to the predictability of the Trust's cash flows. Traditional residential U.S. mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While the U.S. mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While U.S. mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD?
Does the Trust Pay Dividends Regularly? The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider
that   reduction  to  be  in  the  best   interest  of   shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

CURRENCY EXCHANGE RATE CONSIDERATIONS. Because the Trust's net asset value is expressed in U.S. dollars, and the Trust invests a substantial percentage of its assets in Canadian dollar-denominated assets, any change in the exchange rate between these two currencies will have an effect on the net asset value of the Trust. As a result, if the U.S. dollar appreciates against the Canadian dollar, the Trust's net asset value would decrease if not offset by other gains.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest a portion of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


Adjustable Rate Mortgage-Backed
Securities                             (ARMs):   Mortgage  instruments    with
                                       interest    rates    that   adjust   at
                                       periodic    intervals    at  a    fixed
                                       amount  over  the   market  levels   of
                                       interest   rates    as  reflected    in
                                       specified     indexes.     ARMS     are
                                       backed   by   mortgage  loans   secured
                                       by real property.

Asset-Backed Securities:               Securities  backed   by various   types
                                       of  receivables such as automobile  and
                                       credit card receivables.

Canadian Mortgage Securities: Canadian Mortgage instruments which are guaranteed by the Canadian Mortgage Housing Corporation CMHC), a federal agency backed by the full faith and credit of the Canadian Government.

Closed-End Fund:                       Investment        vehicle         which
                                       initially   offers   a   fixed   number
                                       of    shares   and   trades on  a stock
                                       exchange.    The    fund   invests in a
                                       portfolio         of         securities
                                       in   accordance   with    its    stated
                                       investment   objectives  and  policies.
Collateralized
Mortgage                               Obligations   (CMOs):   Mortgage-backed
                                       Mortgage-backed     securities    which
                                       separate   mortgage   pools into short,
                                       medium, and long-term securities   with
                                       different priorities for   receipt   of
                                       principal and interest. Each   class is
                                       paid a  fixed   or  floating  rate   of
                                       interest   at  regular  intervals. Also
                                       known as multiple-class mortgage  pass-
                                       throughs.

Discount:                              When  a   fund's  net  asset  value  is
                                       greater  than  its  stock  price    the
                                       fund  is  said   to  be  trading  at  a
                                       discount.

Dividend:                              This   is    income    generated     by
                                       securities   in    a    portfolio   and
                                       distributed to shareholders after   the
                                       deduction  of   expenses. This    Trust
                                       declares  and   pays  dividends  on   a
                                       monthly basis.

Dividend Reinvestment:                 Shareholders  may   elect  to  have all
                                       distributions   of    dividends     and
                                       capital gains automatically  reinvested
                                       into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S.
                                       government, however; they are backed by
                                       FHLMC's authority to  borrow   from the
                                       U.S.  government. Also known as Freddie
                                       Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                                  Government      National       Mortgage
                                       Association,  a  government agency that
                                       facilitates a secondary mortgage market
                                       by  providing an agency that guarantees
                                       timely   payment   of   interest    and
                                       principal    on     mortgages.   GNMA's
                                       obligations are supported  by  the full
                                       faith and credit of  the U.S. Treasury.
                                       Also known as Ginnie Mae.

Government Securities:                 Securities issued or guaranteed  by the
                                       U.S. government, or one of its agencies
                                       or   instrumentalities,   such  as GNMA
                                       (Government       National     Mortgage
                                       Association),   FNMA  (Federal National
                                       Mortgage    Association)    and   FHLMC
                                       (Federal     Home      Loan    Mortgage
                                       Corporation).

Interest-Only Securities (I/O):        Mortgage securities that  receive  only
                                       the   interest  cash  flows   from   an
                                       underlying   pool  of  mortgage   loans
                                       or  underlying pass-through securities.
                                       Also known as a  STRIP.

Market Price:                          Price per share of a  security  trading
                                       in the secondary market. For a  closed-
                                       end  fund,  this  is the price at which
                                       one   share  of  the fund trades on the
                                       stock exchange. If you were  to  buy or
                                       sell  shares, you  would pay or receive
                                       the market price.

Mortgage Dollar Rolls:                 A mortgage dollar roll is a transaction
                                       in   which   the  Trust sells mortgage-
                                       backed  securities  for delivery in the
                                       current month    and     simultaneously
                                       contracts to  repurchase  substantially
                                       similar   (although   not   the   same)
                                       securities on a specified  future date.
                                       During  the  "roll"  period, the  Trust
                                       does not receive principal and interest
                                       payments  on  the   securities,  but is
                                       compensated    for   giving   up  these
                                       payments  by  the  difference  in   the
                                       current  sales  price (for   which  the
                                       security is sold) and lower price  that
                                       the Trust pays for the similar security
                                       at the end date as well as the interest
                                       earned  on  the  cash  proceeds  of the
                                       initial sale.

Mortgage Pass-Throughs:                Mortgage-backed securities  issued   by
                                       Fannie Mae, Freddie Mac or Ginnie Mae.

Multiple-Class Pass-Throughs:          Collateralized Mortgage Obligations.
Net Asset Value (NAV):                 Net   asset  value is the total  market
                                       value  of  all   securities  and  other
                                       assets held by  the Trust, plus  income
                                       accrued on its  investments, minus  any
                                       liabilities including accrued
                                       expenses, divided  by the total  number
                                       of   outstanding  shares.  It  is   the
                                       underlying value  of a single  share on
                                       a given day. Net  asset  value  for the
                                       Trust   is   calculated   weekly    and
                                       published in BARRON'S  on Saturday  and
                                       THE WALL STREET JOURNAL each Monday.

Principal-Only Securities (P/O):       Mortgage  securities  that receive only
                                       the   principal  cash   flows  from  an
                                       underlying   pool   of  mortgage  loans
                                       or  underlying pass-through securities.
                                       Also  known  as a STRIP.

Project Loans:                         Mortgages  for  multi-family,  low-  to
                                       middle-income housing.

Premium: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

Residuals:                             Securities  issued  in  connection with
                                       collateralized   mortgage   obligations
                                       that  generally  represent  the  excess
                                       cash  flow  from  the  mortgage  assets
                                       underlying   the  CMO  after payment of
                                       principal and interest on the other CMO
                                       securities  and  related administrative
                                       expenses.

Reverse Repurchase Agreements:         In a reverse repurchase agreement,  the
                                       Trust  sells  securities  and agrees to
                                       repurchase  them  at a mutually  agreed
                                       date and price.  During  this time, the
                                       Trust    continues    to   receive  the
                                       principal  and interest  payments  from
                                       that security.  At the end of the term,
                                       the Trust receives the same  securities
                                       that   were  sold  for the same initial
                                       dollar amount plus interest on the cash
                                       proceeds of the initial sale.

Stripped Mortgage Backed Securities:   Arrangements in which a pool  of assets
                                       is  separated   into  two classes  that
                                       receive  different  proportions  of the
                                       interest  and   principal  distribution
                                       from      underlying    mortgage-backed
                                       securities. IO's and PO's are  examples
                                       of STRIPS.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------




TAXABLE TRUSTS
--------------------------------------------------------------------------------


                                                                                                             Maturity
PERPETUAL TRUSTS                                                                     STOCK SYMBOL              DATE
                                                                                     ------------            --------
The BlackRock Income Trust Inc.                                                          BKT                    N/A
The BlackRock North American Government Income Trust Inc.                                BNA                    N/A


TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                                       BBT                   12/98
The BlackRock 1999 Term Trust Inc.                                                       BNN                   12/99
The BlackRock Target Term Trust Inc.                                                     BTT                   12/00
The BlackRock 2001 Term Trust Inc.                                                       BLK                   06/01
The BlackRock Strategic Term Trust Inc.                                                  BGT                   12/02
The BlackRock Investment Quality Term Trust Inc.                                         BQT                   12/04
The BlackRock Advantage Term Trust Inc.                                                  BAT                   12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                BCT                   12/09





TAX-EXEMPT TRUSTS
-----------------------------------------------------------------------------------------------------------------------


                                                                                                             Maturity
PERPETUAL TRUSTS                                                                     STOCK SYMBOL              DATE
                                                                                     ------------            --------
The BlackRock Investment Quality Municipal Trust Inc.                                    BKN                    N/A
The BlackRock California Investment Quality Municipal Trust Inc.                         RAA                    N/A
The BlackRock Florida Investment Quality Municipal Trust                                 RFA                    N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                         RNJ                    N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                           RNY                    N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                           BMN                   12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                     BRM                   12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                          BFC                   12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                                  BRF                   12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                            BLN                   12/08
The BlackRock Insured Municipal Term Trust Inc.                                          BMT                   12/10





 If you would like further information please do not hesitate to call BlackRock at (800) 227-7BFM (7236)
                     or consult with your financial advisor.

[logo]

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Frank Smith, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, N.J. 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
2 World Financial Center
New York, NY 10281

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                          THE BLACKROCK NORTH AMERICAN
                          GOVERNMENT INCOME TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                             Newark, N.J. 07102-4077
                                 (800) 227-7BFM


Printed on recycled paper                                            092475-10-2

THE
NORTH AMERICAN
GOVERNMET
INCOME TRUST INC.
===========================
ANNUAL REPORT
OCTOBER 31, 1997

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